BLUE CHIP ACCOUNT
Class 3 Shares
Principal Variable Contracts Funds, Inc. Summary Prospectus May 1, 2024 as amended February 24, 2025 and March 17, 2025
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/PVCProspectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2024, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
SHARE CLASS ADDITION AND CONVERSION NOTICE: On December 11, 2024, the Fund’s Board of Directors (the “Board”) approved the creation of Class 2 shares for the Fund. On February 24, 2025, a preliminary registration statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) to create Class 2 shares for the Fund which are expected to be effective and open to shareholders on or about May 1, 2025, subject to review by SEC Staff. The Board also approved the conversion of the Fund’s Class 3 shares into Class 2 shares, once Class 2 shares are effective with the SEC. Following the close of business on May 1, 2025, Class 3 shares of the Fund will automatically convert into Class 2 shares of the Fund, on the basis of the share classes’ relative net asset values on such date. The conversion will not result in the imposition of any charges. As a result of the conversion, the impacted shareholders will be in a better position with respect to expenses, as expenses are expected to be lower for Class 2 than for the current Class 3 shares. The Fund expects that this share class conversion will not constitute taxable sales or exchanges to shareholders.
Effective as of the close of the New York Stock Exchange on March 26, 2025, Class 3 shares will no longer be available for purchase from new retirement plans, except in limited circumstances.
On May 1, 2025, delete references to Class 3 shares from the Prospectus.
NOTICE: On March 12, 2025, the Fund’s Board of Directors approved a change to the Fund’s diversification classification from “diversified” to “non-diversified” and a change to the related fundamental investment restriction (together, the “Proposed Change”). Fund shareholders of record on May 28, 2025, are entitled to vote on the Proposed Change at a Special Meeting of Shareholders of the Fund tentatively scheduled for July 15, 2025. Additional information about the Proposed Change will be provided in the Proxy Statement that is expected to be sent to record date Fund shareholders on or about June 4, 2025. The Proposed Change, if approved by Fund shareholders, is expected to be effective on or about July 22, 2025. However, the Fund’s officers have the discretion to change these dates.
Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Fund and would be higher if they did.
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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
Class 3
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.16%
Expense Reimbursement(1)	(0.11)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.05%
(1)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.05% for Class 3 shares. It is expected the expense limit will continue through the period ending April 30, 2025; however, Principal Variable Contracts Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. If separate account expenses and contract-level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Blue Chip Account - Class 3	$107	$358	$628	$1,399
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.8% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase that, in the opinion of Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, display characteristics of a “blue chip” company. For this Fund, companies with large market capitalizations are those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of March 31, 2024, this was between approximately $794.3 million and $3.1 trillion). In PGI’s view, “blue chip” companies typically display some or all of the following characteristics: (1) large, well-established, and financially sound companies; (2) issuers with market capitalizations in the billions; (3) are considered market leaders or among the top three companies in its sector; and (4) commonly considered household names. The Fund tends to focus on securities of companies that show potential for growth of capital as well as an expectation for above-average earnings.
In selecting securities in which to invest, PGI uses a bottom-up, fundamental process, focusing on a fundamental analysis of individual companies. The Fund invests in securities of foreign companies. The Fund invested significantly in industries within the financials and information technology sectors as of March 31, 2024.
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On or about July 22, 2025, add the following:
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Financials Sector Risk. A fund that invests significantly in financial services companies may be more susceptible to adverse economic or regulatory occurrences affecting financial services companies. Financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Information Technology Sector Risk. Companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and are particularly vulnerable to changes in technology product cycles, product obsolescence, government regulation, and competition, both domestically and internationally. Such companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
On or about July 22, 2025, add the following:
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
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Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852.
The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Fund) compare with those of one or more broad measures of market performance. Performance figures for the Fund do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Fund would be lower if such expenses were included.
Life of Fund returns are measured from the date the Fund’s shares were first sold (December 9, 2020).
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 2023	17.47%
Lowest return for a quarter during the period of the bar chart above:	Q2 2022	(20.36)%
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Average Annual Total Returns
For the periods ended December 31, 2023

	1 Year	Life of Fund
Blue Chip Account - Class 3	39.09%	7.11%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	26.53%	9.39%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	42.68%	9.50%
Effective May 1, 2024, the Fund changed its primary broad-based index to the Russell 1000 Index in order to meet the revised definition of “broad-based securities market index.” The Russell 1000 Growth Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•K. William Nolin (since 2020), Portfolio Manager
•Tom Rozycki (since 2020), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Fund.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Fund or share class of the Fund over another Fund or share class, or to recommend one variable annuity, variable life insurance policy, or mutual fund over another. Ask your salesperson or visit your financial intermediary’s website for more information.
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